U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                                      20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 1, 2005

                                 INROB TECH LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                 000-49950                           88-0219239
            ---------------------        ---------------------------------
            (Commission File No.)        (IRS Employer Identification No.)

                          1515 Tropicana Ave, Suite 140
                               Las Vegas NV 89119
                                  702-795-3601
          (Address and telephone number of principal executive offices and place of business)
          (former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b) On November 1, 2005, the Company's Board of Directors elected to change its fiscal year currently ending on June 30, to a fiscal year ending on December 31.

      The Company is filing a transition report on Form 10-QSB for the quarter ended September 30, 2005, with respect to this change.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2005

                                                     Inrob Tech Ltd.

                                                     By: /s/ Ben Tsur Joseph
                                                     --------------------------
                                                     Ben Tsur Joseph, President


                                       2